EXHIBIT 99(d)(1)


                       MASTER INVESTMENT ADVISORY CONTRACT

                              TAMARACK FUNDS TRUST
                         TAMARACK LARGE CAP EQUITY FUND
                          TAMARACK MID CAP EQUITY FUND
                         TAMARACK SMALL CAP EQUITY FUND
                         TAMARACK GOVERNMENT INCOME FUND
                       TAMARACK QUALITY FIXED INCOME FUND
                   TAMARACK NORTH CAROLINA TAX-FREE BOND FUND

Voyageur Asset Management Inc.
100 South Fifth Street, Suite 2300
Minneapolis, Minnesota 55402

Dear Sirs:

         This will confirm the agreement between the undersigned (the "Trust") and Voyageur Asset Management Inc. (the "Adviser") as follows:

         1. The Trust is an open-end investment company which currently has one or more separate investment portfolios ("funds") as may be established and designated by the Trustees from time to time. This contract shall pertain to such funds ("Funds") as shall be designated in the supplements (each a "Supplement") to this Master Investment Advisory Contract (the "Contract") as further agreed between the Trust and the Adviser. A separate series of shares of common stock in the Trust is offered to investors with respect to each Fund. The Trust engages in the business of investing and reinvesting the assets of each Fund in the manner and in accordance with the investment objectives and restrictions with respect to each Fund, as specified in the Registration Statement of the Trust, as amended from time to time (the "Registration Statement"), filed by the Trust under the Investment Company Act of 1940 (the "1940 Act") and the Securities Act of 1933 (the "1933 Act"). Copies of the Registration Statement have been furnished to the Adviser. Any amendments to the Registration Statement shall be furnished to the Adviser promptly.

         2. The Trust hereby appoints the Adviser to provide the investment advisory services specified in this Contract and the Adviser hereby accepts such appointment.

         3. (a) The Adviser shall, at its expense, (i) employ or associate with itself such persons as it believes appropriate to assist it in performing its obligations under this Contract and (ii) provide all services, equipment and facilities necessary to perform its obligations under this Contract.

            (b) The Trust or the Funds, as applicable, shall be responsible for all of their expenses and liabilities, including, but not limited to, compensation of its Trustees who are not affiliated with the Adviser, the Trust's administrator, distributor, or any of their affiliates; taxes and governmental fees; interest charges; fees and expenses of the Trust's independent accountants and legal counsel; trade association membership dues; fees and expenses of any custodian (including maintenance of books and accounts and calculation of the net asset valuation of shares of the Funds); fees and expenses of any administrator, transfer agent, fund accountant or dividend paying agent of the Trust; expenses of any plan adopted with respect to the Funds pursuant to Rule 12b-1 under the 1940 Act; shareholder servicing expenses; expenses of issuing, redeeming, registering and qualifying for sale shares of common stock in the Trust; expenses of preparing and printing share certificates, prospectuses and reports to shareholders, notices, proxy statements and reports to regulatory agencies; the cost of office supplies, including stationery; travel expenses of all officers, Trustees and employees; insurance premiums; brokerage and other expenses of executing portfolio transactions; expenses of shareholders' meetings; organizational expenses; and extraordinary expenses.

         4. (a) The Adviser shall provide to the Trust investment guidance and policy direction in connection with the management of the portfolio of each Fund, including oral and written research analysis, advice, statistical and economic data and information and judgments, of both a macroeconomic and microeconomic character.

                           The Adviser will determine the securities to be
purchased or sold by each Fund and will place orders with broker-dealers pursuant to its determinations. The Adviser will determine what portion of each Fund's portfolio shall be invested in securities described by the policies of each Fund and what portion, if any, should be invested otherwise or held uninvested.

                           The Funds will have the benefit of the investment
analysis and research, the review of current economic conditions and trends and the consideration of long-range investment policy generally available to investment advisory customers of the Adviser. In making investment decisions, hereunder, it is understood that the Adviser will not use any inside information that may be in its possession or in the possession of any of its affiliates, nor will the Adviser seek to obtain any such information.

            (b) The Adviser shall provide to the Trust's officers such information relating to the Trust and the Funds and the services to be provided by the Adviser hereunder as the Trust may reasonably request.

            (c) As manager of the assets of each Fund, the Adviser shall make investments for the account of each Fund in accordance with the Adviser's best judgment and within the investment objectives and restrictions set forth in the Registration Statement, the 1940 Act and the provisions of the Internal Revenue Code relating to regulated investment companies, subject to policy decisions adopted by the Trust's Board of Trustees. The Trust will promptly notify the Adviser in writing of any changes in a Fund's investment objectives and restrictions.

            (d) The Adviser shall furnish to the Trust's Board of Trustees periodic reports on the investment performance of each Fund and on the performance of its obligations under this Contract and shall supply such additional reports and information as the Trust's officers or Board of Trustees shall reasonably request.

            (e) On occasions when the Adviser deems the purchase or sale of a security to be in the best interest of a Fund as well as other customers, the Adviser, to the extent permitted by applicable law, may aggregate the securities to be so sold or purchased in order to obtain the best execution or lower brokerage commissions, if any. The Adviser may also on occasion purchase or sell a particular security for one or more customers in different amounts. On either occasion, and to the extent permitted by applicable law and regulations, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Adviser in the manner it considers to be the most equitable and consistent with its fiduciary obligations to that Fund and to such other customers.

            (f) The Adviser may cause a Fund to pay a broker which provides brokerage and research-related products and services to the Adviser a commission for effecting a securities transaction in excess of the amount another broker might have charged. Such higher commissions may not be paid unless the Adviser determines in good faith that the amount paid is reasonable in relation to the services received in terms of the particular transaction or the Adviser's overall responsibilities to each Fund and any other of the Adviser's clients. Subject to seeking the most favorable price and execution, the Trust's Board of Trustees may cause the Adviser to effect transactions in portfolio securities through broker-dealers in a manner that will help generate resources to pay the cost of certain expenses which the Funds are required to pay or for which the Funds are required to arrange payment.

            (g) The Adviser is authorized, with respect to any one or more Funds, to delegate any or all of its rights, duties and obligations under this Contract or any Supplement (subject in any event to all of the limitations, terms and conditions applicable to the Adviser hereunder) to one or more sub-advisers, and may enter into agreements with sub-advisers, and may replace any such sub-advisers from time to time in its discretion, in accordance with applicable requirements of the 1940 Act, the Investment Advisers Act of 1940, as amended ("Advisers Act"), and rules and regulations thereunder, as amended from time to time or as interpreted from time to time by the staff of the Securities and Exchange Commission ("SEC"), and in accordance with any applicable exemptive orders or similar relief granted by the SEC. The Adviser shall oversee the performance and services provided by any sub-adviser engaged hereunder.

         5. The Adviser shall give the Funds the benefit of the Adviser's best judgment and efforts in rendering services under this Contract. As an inducement to the Adviser's undertaking to render these services, the Trust agrees that the Adviser shall not be liable under this Contract for any mistake in judgment or in any other event whatsoever, provided that nothing in this Contract shall be deemed to protect or purport to protect the Adviser against any liability to the Trust, the Funds or their shareholders to which the Adviser would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of the Adviser's duties under this Contract or by reason of the Adviser's reckless disregard of its obligations and duties hereunder. The Adviser makes no representation or warranty, express or implied, that any level of performance or investment results will be achieved by any Fund or that any Fund will perform comparably with any standard or index, including other clients of the adviser, whether public or private.

         6. In consideration of the services to be rendered by the Adviser under this Contract, each Fund shall pay the Adviser a monthly fee on the first business day of each month at the annual rates set forth in a Supplement to this Contract with respect to each Fund, provided that no fee shall accrue or be payable hereunder with respect to a Fund until the first day after the day (the "Approval Date") on which this Contract has been approved by the vote of a majority of the outstanding voting securities of that Fund (as defined in the 1940 Act). If the fees payable to the Adviser pursuant to this paragraph 6 begin to accrue before the end of any month or if this Contract terminates before the end of any month, the fees for the period from that date to the end of that month or from the beginning of that month to the date of termination, as the case may be, shall be prorated according to the proportion which the period bears to the full month in which the effectiveness of termination occurs. For purposes of calculating the monthly fees, the value of the net assets of each Fund shall be computed in the manner specified in the Prospectus for the computation of net asset value. For purposes of this Contract, a "business day" is any day the New York Stock Exchange is open for trading.

         7. (a) This Contract and any Supplement shall become effective with respect to a Fund on the date specified, provided it has been approved with respect to that Fund (i) by the Trust's Board of Trustees, (ii) by the vote, cast in person at a meeting called for that purpose, of a majority of the Trustees who are not parties to this Contract or "interested persons" (as defined in the 1940 Act) of any such party ("Independent Trustees"), and (iii) by a majority of the outstanding voting securities (as defined in the 1940 Act) of that Fund.

            (b) This Contract shall thereafter continue in effect for a period of more than one year from the date specified as to a Fund only so long as the continuance is specifically approved at least annually (i) by the vote of a majority of the outstanding voting securities of that Fund (as defined in the 1940 Act) or by a majority of the Trust's Board of Trustees and (ii) by the vote, cast in person at a meeting called for that purpose, of a majority of the Trust's Independent Trustees.

            (c) This Contract and any Supplement may be modified by mutual agreement of the parties, subject to the requirements of the 1940 Act, as modified by rules and regulations thereunder, orders of the SEC, and interpretations thereof by the SEC or its staff.

            (d) This Contract and any Supplement thereto may be terminated with respect to a Fund at any time, without the payment of any penalty, by a vote of a majority of the outstanding voting securities of that Fund (as defined in the 1940 Act) or by a vote of a majority of the Trust's entire Board of Trustees on 60 days written notice to the Adviser, or by the Adviser on 60 days written notice to the Trust. This Contract shall terminate automatically in the event of its assignment (as defined in the 1940 Act).

         8. Except to the extent necessary to perform the Adviser's obligations under this Contract, nothing herein shall be deemed to limit or restrict the right of the Adviser, or any affiliate of the Adviser, or any employee of the Adviser, to engage in any other business or to devote time and attention to the management or other aspects of any other business, whether of a similar or dissimilar nature, or to render services of any kind to any other corporation, firm, individual or association.

         9. The investment management services of the Adviser to the Trust under this Contract are not to be deemed exclusive as to the Adviser and the Adviser will be free to render similar services to others.

         10. This Contract shall be construed in accordance with the laws of the State of Minnesota, provided that nothing herein shall be construed in a manner inconsistent with the 1940 Act.

         11. In the event that the Board of Trustees of the Trust shall establish one or more additional investment portfolios for which it wishes the Adviser to provide services hereunder, it shall so notify the Adviser in writing. If the Adviser wishes to render investment advisory services to such portfolio, it shall so notify the Trust in writing, whereupon, pursuant to a Supplement, such portfolio shall become a Fund hereunder.

         If the foregoing correctly sets forth the agreement between the Trust and the Adviser, please so indicate by signing and returning to the Trust the enclosed copy hereof.

                                           Very truly yours,

                                           TAMARACK FUNDS TRUST



                                           By:
                                               ---------------------------------
                                           Name:
                                                 -------------------------------
                                           Title:
                                                  ------------------------------

ACCEPTED:

VOYAGEUR ASSET MANAGEMENT INC.             Dated: ______________________________


By:
    -------------------------------
Name:
      -----------------------------
Title:
       ----------------------------

                     INVESTMENT ADVISORY CONTRACT SUPPLEMENT


                              TAMARACK FUNDS TRUST


Voyageur Asset Management Inc.
100 South Fifth Street, Suite 2300
Minneapolis, Minnesota 55402

                       RE: Tamarack Large Cap Equity Fund

Dear Sirs:

         This will confirm the agreement between the undersigned (the "Trust") and Voyageur Asset Management Inc. (the "Adviser") as follows:

         1. The Trust is an open-end investment company organized as a Delaware statutory trust and consists of one or more separate investment portfolios as have been or may be established by the Trustees of the Trust from time to time. A separate series of shares of common stock of the Trust, which may include one or more separate classes of shares, is offered to investors with respect to each investment portfolio. Tamarack Large Cap Equity Fund (the "Fund") is a separate investment portfolio of the Trust.

         2. The Trust and the Adviser have entered into a Master Investment Advisory Contract ("Master Advisory Contract") pursuant to which the Trust has employed the Adviser to provide the services specified in that Contract and the Adviser has accepted such employment.

         3. As provided in paragraph 1 of the Master Advisory Contract, the Trust hereby adopts the Master Advisory Contract with respect to the Fund and the Adviser hereby acknowledges that the Master Advisory Contract shall pertain to the Fund, the terms and conditions of such Master Advisory Contract being hereby incorporated herein by reference.

         4. The term "Fund" or "Funds" as used in the Master Advisory Contract shall for purposes of this Investment Advisory Contract Supplement (the "Supplement") pertain to the Fund.

         5. As provided in paragraph 6 of the Master Advisory Contract and subject to further conditions as set forth therein, the Trust shall with respect to the Fund pay the Adviser, in arrears, a monthly fee on the first business day of each month at the annual rate of 0.70% of the Fund's average daily net assets (as determined on each business day at the time set forth in the Prospectus for determining net asset value per share).

         6. This Supplement and the Master Advisory Contract (together, the "Contract"), having been approved as specified in paragraph 7(a) of the Master Advisory Contract, became effective with respect to the Fund on April 16, 2004 and shall continue thereafter in effect with respect to the Fund for a period of more than one year from such date only so long as the continuance is specifically approved at least annually (a) by the vote of a majority of the outstanding voting securities of the Fund (as defined in the Investment Company Act of 1940 (the "1940 Act")) or by a majority of the Trust's Board of Trustees and (b) by the vote, cast in person at a meeting called for that purpose, of a majority of the Trust's

Trustees who are not parties to this Contract or "interested persons" (as defined in the 1940 Act ) of any such party. This Contract may be terminated with respect to the Fund at any time, without the payment of any penalty, by vote of a majority of the outstanding voting securities of the Fund (as defined in the 1940 Act) or by a vote of a majority of the Trust's entire Board of Trustees on 60 days written notice to the Adviser or by the Adviser on 60 days written notice to the Trust. This Contract shall terminate automatically in the event of its assignment (as defined in the 1940 Act).

         If the foregoing correctly sets forth the agreement between the Trust and the Adviser, please so indicate by signing and returning to the Trust the enclosed copy hereof.

                                           Very truly yours,

                                           TAMARACK FUNDS TRUST, on behalf of

                                           TAMARACK LARGE CAP EQUITY FUND



                                           By:
                                               ---------------------------------
                                           Name:
                                                 -------------------------------
                                           Title:
                                                  ------------------------------

ACCEPTED:

VOYAGEUR ASSET MANAGEMENT INC.             Dated: ______________________________


By:
    -------------------------------
Name:
      -----------------------------
Title:
       ----------------------------

Dated: ____________________________

                     INVESTMENT ADVISORY CONTRACT SUPPLEMENT


                              TAMARACK FUNDS TRUST


Voyageur Asset Management Inc.
100 South Fifth Street, Suite 2300
Minneapolis, Minnesota 55402

                        RE: Tamarack Mid Cap Equity Fund

Dear Sirs:

         This will confirm the agreement between the undersigned (the "Trust") and Voyageur Asset Management Inc. (the "Adviser") as follows:

         1. The Trust is an open-end investment company organized as a Delaware statutory trust and consists of one or more separate investment portfolios as have been or may be established by the Trustees of the Trust from time to time. A separate series of shares of common stock of the Trust, which may include one or more separate classes of shares, is offered to investors with respect to each investment portfolio. Tamarack Mid Cap Equity Fund (the "Fund") is a separate investment portfolio of the Trust.

         2. The Trust and the Adviser have entered into a Master Investment Advisory Contract ("Master Advisory Contract") pursuant to which the Trust has employed the Adviser to provide the services specified in that Contract and the Adviser has accepted such employment.

         3. As provided in paragraph 1 of the Master Advisory Contract, the Trust hereby adopts the Master Advisory Contract with respect to the Fund and the Adviser hereby acknowledges that the Master Advisory Contract shall pertain to the Fund, the terms and conditions of such Master Advisory Contract being hereby incorporated herein by reference.

         4. The term "Fund" or "Funds" as used in the Master Advisory Contract shall for purposes of this Investment Advisory Contract Supplement (the "Supplement") pertain to the Fund.

         5. As provided in paragraph 6 of the Master Advisory Contract and subject to further conditions as set forth therein, the Trust shall with respect to the Fund pay the Adviser, in arrears, a monthly fee on the first business day of each month at the annual rate of 0.70% of the Fund's average daily net assets (as determined on each business day at the time set forth in the Prospectus for determining net asset value per share).

         6. This Supplement and the Master Advisory Contract (together, the "Contract"), having been approved as specified in paragraph 7(a) of the Master Advisory Contract, became effective with respect to the Fund on April 16, 2004 and shall continue thereafter in effect with respect to the Fund for a period of more than one year from such date only so long as the continuance is specifically approved at least annually (a) by the vote of a majority of the outstanding voting securities of the Fund (as defined in the Investment Company Act of 1940 (the "1940 Act")) or by a majority of the Trust's Board of Trustees and (b) by the vote, cast in person at a meeting called for that purpose, of a majority of the Trust's

Trustees who are not parties to this Contract or "interested persons" (as defined in the 1940 Act ) of any such party. This Contract may be terminated with respect to the Fund at any time, without the payment of any penalty, by vote of a majority of the outstanding voting securities of the Fund (as defined in the 1940 Act) or by a vote of a majority of the Trust's entire Board of Trustees on 60 days written notice to the Adviser or by the Adviser on 60 days written notice to the Trust. This Contract shall terminate automatically in the event of its assignment (as defined in the 1940 Act).

         If the foregoing correctly sets forth the agreement between the Trust and the Adviser, please so indicate by signing and returning to the Trust the enclosed copy hereof.

                                            Very truly yours,

                                            TAMARACK FUNDS TRUST, on behalf of

                                            TAMARACK MID CAP EQUITY FUND



                                            By:
                                                 -------------------------------
                                            Name:
                                                  ------------------------------
                                            Title:
                                                    ----------------------------

                                            Dated: _____________________________


ACCEPTED:

VOYAGEUR ASSET MANAGEMENT INC.

By:
    -------------------------------
Name:
      -----------------------------
Title:
       ----------------------------


Dated: ____________________________

                     INVESTMENT ADVISORY CONTRACT SUPPLEMENT


                              TAMARACK FUNDS TRUST


Voyageur Asset Management Inc.
100 South Fifth Street, Suite 2300
Minneapolis, Minnesota 55402

                       RE: Tamarack Small Cap Equity Fund

Dear Sirs:

         This will confirm the agreement between the undersigned (the "Trust") and Voyageur Asset Management Inc. (the "Adviser") as follows:

         1. The Trust is an open-end investment company organized as a Delaware statutory trust and consists of one or more separate investment portfolios as have been or may be established by the Trustees of the Trust from time to time. A separate series of shares of common stock of the Trust, which may include one or more separate classes of shares, is offered to investors with respect to each investment portfolio. Tamarack Small Cap Equity Fund (the "Fund") is a separate investment portfolio of the Trust.

         2. The Trust and the Adviser have entered into a Master Investment Advisory Contract ("Master Advisory Contract") pursuant to which the Trust has employed the Adviser to provide the services specified in that Contract and the Adviser has accepted such employment.

         3. As provided in paragraph 1 of the Master Advisory Contract, the Trust hereby adopts the Master Advisory Contract with respect to the Fund and the Adviser hereby acknowledges that the Master Advisory Contract shall pertain to the Fund, the terms and conditions of such Master Advisory Contract being hereby incorporated herein by reference.

         4. The term "Fund" or "Funds" as used in the Master Advisory Contract shall for purposes of this Investment Advisory Contract Supplement (the "Supplement") pertain to the Fund.

         5. As provided in paragraph 6 of the Master Advisory Contract and subject to further conditions as set forth therein, the Trust shall with respect to the Fund pay the Adviser, in arrears, a monthly fee on the first business day of each month at the annual rate of 0.70% of the Fund's average daily net assets (as determined on each business day at the time set forth in the Prospectus for determining net asset value per share).

         6. This Supplement and the Master Advisory Contract (together, the "Contract"), having been approved as specified in paragraph 7(a) of the Master Advisory Contract, became effective with respect to the Fund on April 16, 2004 and shall continue thereafter in effect with respect to the Fund for a period of more than one year from such date only so long as the continuance is specifically approved at least annually (a) by the vote of a majority of the outstanding voting securities of the Fund (as defined in the Investment Company Act of 1940 (the "1940 Act")) or by a majority of the Trust's Board of Trustees and (b) by the vote, cast in person at a meeting called for that purpose, of a majority of the Trust's

Trustees who are not parties to this Contract or "interested persons" (as defined in the 1940 Act ) of any such party. This Contract may be terminated with respect to the Fund at any time, without the payment of any penalty, by vote of a majority of the outstanding voting securities of the Fund (as defined in the 1940 Act) or by a vote of a majority of the Trust's entire Board of Trustees on 60 days written notice to the Adviser or by the Adviser on 60 days written notice to the Trust. This Contract shall terminate automatically in the event of its assignment (as defined in the 1940 Act).

         If the foregoing correctly sets forth the agreement between the Trust and the Adviser, please so indicate by signing and returning to the Trust the enclosed copy hereof.

                                           Very truly yours,

                                           TAMARACK FUNDS TRUST, on behalf of

                                           TAMARACK SMALL CAP EQUITY FUND



                                           By:
                                               ---------------------------------
                                           Name:
                                                 -------------------------------
                                           Title:
                                                  ------------------------------
ACCEPTED:

VOYAGEUR ASSET MANAGEMENT INC.             Dated: ______________________________


By:
    -------------------------------
Name:
      -----------------------------
Title:
       ----------------------------


Dated: ____________________________

                     INVESTMENT ADVISORY CONTRACT SUPPLEMENT


                              TAMARACK FUNDS TRUST


Voyageur Asset Management Inc.
100 South Fifth Street, Suite 2300
Minneapolis, Minnesota 55402

                       RE: Tamarack Government Income Fund

Dear Sirs:

         This will confirm the agreement between the undersigned (the "Trust") and Voyageur Asset Management Inc. (the "Adviser") as follows:

         1. The Trust is an open-end investment company organized as a Delaware statutory trust and consists of one or more separate investment portfolios as have been or may be established by the Trustees of the Trust from time to time. A separate series of shares of common stock of the Trust, which may include one or more separate classes of shares, is offered to investors with respect to each investment portfolio. Tamarack Government Income Fund (the "Fund") is a separate investment portfolio of the Trust.

         2. The Trust and the Adviser have entered into a Master Investment Advisory Contract ("Master Advisory Contract") pursuant to which the Trust has employed the Adviser to provide the services specified in that Contract and the Adviser has accepted such employment.

         3. As provided in paragraph 1 of the Master Advisory Contract, the Trust hereby adopts the Master Advisory Contract with respect to the Fund and the Adviser hereby acknowledges that the Master Advisory Contract shall pertain to the Fund, the terms and conditions of such Master Advisory Contract being hereby incorporated herein by reference.

         4. The term "Fund" or "Funds" as used in the Master Advisory Contract shall for purposes of this Investment Advisory Contract Supplement (the "Supplement") pertain to the Fund.

         5. As provided in paragraph 6 of the Master Advisory Contract and subject to further conditions as set forth therein, the Trust shall with respect to the Fund pay the Adviser, in arrears, a monthly fee on the first business day of each month at the annual rate of 0.30% of the Fund's average daily net assets (as determined on each business day at the time set forth in the Prospectus for determining net asset value per share).

         6. This Supplement and the Master Advisory Contract (together, the "Contract"), having been approved as specified in paragraph 7(a) of the Master Advisory Contract, became effective with respect to the Fund on April 16, 2004 and shall continue thereafter in effect with respect to the Fund for a period of more than one year from such date only so long as the continuance is specifically approved at least annually (a) by the vote of a majority of the outstanding voting securities of the Fund (as defined in the Investment Company Act of 1940 (the "1940 Act")) or by a majority of the Trust's Board of Trustees and (b) by the vote, cast in person at a meeting called for that purpose, of a majority of the Trust's Trustees who are not parties to this Contract or "interested persons" (as defined in the 1940 Act ) of any such party. This Contract may be terminated with respect to the Fund at any time, without the payment of any penalty, by vote of a majority of the outstanding voting securities of the Fund (as defined in the 1940 Act) or by a vote of a majority of the Trust's entire Board of Trustees on 60 days written notice to the Adviser or by the Adviser on 60 days written notice to the Trust. This Contract shall terminate automatically in the event of its assignment (as defined in the 1940
Act).

         If the foregoing correctly sets forth the agreement between the Trust and the Adviser, please so indicate by signing and returning to the Trust the enclosed copy hereof.

                                           Very truly yours,

                                           TAMARACK FUNDS TRUST, on behalf of

                                           TAMARACK GOVERNMENT INCOME FUND



                                           By:
                                               ---------------------------------
                                           Name:
                                                 -------------------------------
                                           Title:
                                                  ------------------------------
ACCEPTED:

VOYAGEUR ASSET MANAGEMENT INC.             Dated: ______________________________


By:
    -------------------------------
Name:
      -----------------------------
Title:
       ----------------------------


Dated: ____________________________

                     INVESTMENT ADVISORY CONTRACT SUPPLEMENT


                              TAMARACK FUNDS TRUST


Voyageur Asset Management Inc.
100 South Fifth Street, Suite 2300
Minneapolis, Minnesota 55402

                        RE: Tamarack Quality Fixed Income Fund

Dear Sirs:

         This will confirm the agreement between the undersigned (the "Trust") and Voyageur Asset Management Inc. (the "Adviser") as follows:

         1. The Trust is an open-end investment company organized as a Delaware statutory trust and consists of one or more separate investment portfolios as have been or may be established by the Trustees of the Trust from time to time. A separate series of shares of common stock of the Trust, which may include one or more separate classes of shares, is offered to investors with respect to each investment portfolio. Tamarack Quality Fixed Income Fund (the "Fund") is a separate investment portfolio of the Trust.

         2. The Trust and the Adviser have entered into a Master Investment Advisory Contract ("Master Advisory Contract") pursuant to which the Trust has employed the Adviser to provide the services specified in that Contract and the Adviser has accepted such employment.

         3. As provided in paragraph 1 of the Master Advisory Contract, the Trust hereby adopts the Master Advisory Contract with respect to the Fund and the Adviser hereby acknowledges that the Master Advisory Contract shall pertain to the Fund, the terms and conditions of such Master Advisory Contract being hereby incorporated herein by reference.

         4. The term "Fund" or "Funds" as used in the Master Advisory Contract shall for purposes of this Investment Advisory Contract Supplement (the "Supplement") pertain to the Fund.

         5. As provided in paragraph 6 of the Master Advisory Contract and subject to further conditions as set forth therein, the Trust shall with respect to the Fund pay the Adviser, in arrears, a monthly fee on the first business day of each month at the annual rate of 0.60% of the Fund's average daily net assets (as determined on each business day at the time set forth in the Prospectus for determining net asset value per share).

         6. This Supplement and the Master Advisory Contract (together, the "Contract"), having been approved as specified in paragraph 7(a) of the Master Advisory Contract, became effective with respect to the Fund on April 16, 2004 and shall continue thereafter in effect with respect to the Fund for a period of more than one year from such date only so long as the continuance is specifically approved at least annually (a) by the vote of a majority of the outstanding voting securities of the Fund (as defined in the Investment Company Act of 1940 (the "1940 Act")) or by a majority of the Trust's Board of Trustees and (b) by the vote, cast in person at a meeting called for that purpose, of a majority of the Trust's

Trustees who are not parties to this Contract or "interested persons" (as defined in the 1940 Act ) of any such party. This Contract may be terminated with respect to the Fund at any time, without the payment of any penalty, by vote of a majority of the outstanding voting securities of the Fund (as defined in the 1940 Act) or by a vote of a majority of the Trust's entire Board of Trustees on 60 days written notice to the Adviser or by the Adviser on 60 days written notice to the Trust. This Contract shall terminate automatically in the event of its assignment (as defined in the 1940 Act).

         If the foregoing correctly sets forth the agreement between the Trust and the Adviser, please so indicate by signing and returning to the Trust the enclosed copy hereof.

                                           Very truly yours,

                                           TAMARACK FUNDS TRUST, on behalf of

                                           TAMARACK QUALITY FIXED INCOME FUND



                                           By:
                                               ---------------------------------
                                           Name:
                                                 -------------------------------
                                           Title:
                                                  ------------------------------
ACCEPTED:

VOYAGEUR ASSET MANAGEMENT INC.             Dated: ______________________________


By:
    -------------------------------
Name:
      -----------------------------
Title:
       ----------------------------


Dated: ____________________________

                     INVESTMENT ADVISORY CONTRACT SUPPLEMENT


                              TAMARACK FUNDS TRUST


Voyageur Asset Management Inc.
100 South Fifth Street, Suite 2300
Minneapolis, Minnesota 55402

                 RE: Tamarack North Carolina Tax-Free Bond Fund

Dear Sirs:

         This will confirm the agreement between the undersigned (the "Trust") and Voyageur Asset Management Inc. (the "Adviser") as follows:

         1. The Trust is an open-end investment company organized as a Delaware statutory trust and consists of one or more separate investment portfolios as have been or may be established by the Trustees of the Trust from time to time. A separate series of shares of common stock of the Trust, which may include one or more separate classes of shares, is offered to investors with respect to each investment portfolio. Tamarack North Carolina Tax-Free Bond Fund (the "Fund") is a separate investment portfolio of the Trust.

         2. The Trust and the Adviser have entered into a Master Investment Advisory Contract ("Master Advisory Contract") pursuant to which the Trust has employed the Adviser to provide the services specified in that Contract and the Adviser has accepted such employment.

         3. As provided in paragraph 1 of the Master Advisory Contract, the Trust hereby adopts the Master Advisory Contract with respect to the Fund and the Adviser hereby acknowledges that the Master Advisory Contract shall pertain to the Fund, the terms and conditions of such Master Advisory Contract being hereby incorporated herein by reference.

         4. The term "Fund" or "Funds" as used in the Master Advisory Contract shall for purposes of this Investment Advisory Contract Supplement (the "Supplement") pertain to the Fund.

         5. As provided in paragraph 6 of the Master Advisory Contract and subject to further conditions as set forth therein, the Trust shall with respect to the Fund pay the Adviser, in arrears, a monthly fee on the first business day of each month at the annual rate of 0.35% of the Fund's average daily net assets (as determined on each business day at the time set forth in the Prospectus for determining net asset value per share).

         6. This Supplement and the Master Advisory Contract (together, the "Contract"), having been approved as specified in paragraph 7(a) of the Master Advisory Contract, became effective with respect to the Fund on April 16, 2004 and shall continue thereafter in effect with respect to the Fund for a period of more than one year from such date only so long as the continuance is specifically approved at least annually (a) by the vote of a majority of the outstanding voting securities of the Fund (as defined in the Investment Company Act of 1940 (the "1940 Act")) or by a majority of the Trust's Board of Trustees and (b) by the vote, cast in person at a meeting called for that purpose, of a majority of the Trust's Trustees who are not parties to this Contract or "interested persons" (as defined in the 1940 Act ) of any such party. This Contract may be terminated with respect to the Fund at any time, without the payment of any penalty, by vote of a majority of the outstanding voting securities of the Fund (as defined in the 1940 Act) or by a vote of a majority of the Trust's entire Board of Trustees on 60 days written notice to the Adviser or by the Adviser on 60 days written notice to the Trust. This Contract shall terminate automatically in the event of its assignment (as defined in the 1940
Act).

         If the foregoing correctly sets forth the agreement between the Trust and the Adviser, please so indicate by signing and returning to the Trust the enclosed copy hereof.

                                           Very truly yours,

                                           TAMARACK FUNDS TRUST, on behalf of

                                           TAMARACK NORTH CAROLINA
                                           TAX-FREE BOND FUND


                                           By:
                                               ---------------------------------
                                           Name:
                                                 -------------------------------
                                           Title:
                                                  ------------------------------
ACCEPTED:

VOYAGEUR ASSET MANAGEMENT INC.             Dated: ______________________________


By:
    -------------------------------
Name:
      -----------------------------
Title:
       ----------------------------


Dated: ____________________________
















                                      -2-